T. Rowe Price Floating Rate Fund

T. Rowe Price Floating Rate Fund–Advisor Class

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund–F Class

Supplement to Prospectus dated October 1, 2012

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2013, Paul M. Massaro will become the fund’s sole portfolio manager and sole chairman of the fund’s Investment Advisory Committee.

In section 3, the paragraph under “Portfolio Management” is supplemented as follows:

Effective January 1, 2013, Paul M. Massaro will become sole chairman of the fund’s Investment Advisory Committee. Justin T. Gerbereux will no longer serve as co-chairman but will remain a member of the committee.

The date of this supplement is November 15, 2012.

F194-041 11/15/12